UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders	1

SIGNATURES	3

Item 5.07. Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 10, 2017. At such meeting, 32,998,481 shares of our common stock were represented in person or by proxy, which was equal to 89.43% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the final results of the vote were as follows:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The nine directors listed below were elected to one-year terms, which will expire at the 2018 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain
Robert P. Carrigan	30,083,086	738,014	183,351

Cindy Christy	30,224,842	758,116	21,493

L. Gordon Crovitz	29,787,804	1,194,517	22,130

James N. Fernandez	30,397,981	583,722	22,748

Paul R. Garcia	30,183,263	783,595	37,593

Anastassia Lauterbach	30,605,048	362,314	37,089

Thomas J. Manning	30,380,261	600,425	23,765

Randall D. Mott	30,614,770	367,195	22,486

Judith A. Reinsdorf	30,228,019	753,836	22,596

There were 1,994,030 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017 was ratified as follows: 32,582,237 voted in favor; 362,549 voted against; and 53,695 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION (SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 28,769,581 voted in favor; 2,149,980 voted against; and 84,890 abstained.

There were 1,994,030 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY VOTING

For the advisory vote on how frequently the Company should hold an advisory vote on executive compensation (Say on Pay), shareholders could elect to have Say on Pay voting from one of four choices: annually, every two years, every three years, or shareholders could also have elected to abstain from voting. The voting was as follows:

One Year	Two Years	Three Years	Abstain
28,211,037	59,548	2,664,713	69,153

There were no Broker Non-Votes on Proposal No. 4.

Consistent with the advisory recommendation by the Company’s shareholders at the Annual Meeting, the Company will include an advisory shareholder vote on the compensation of executives in its proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Kristin R. Kaldor
Kristin R. Kaldor Assistant General Counsel and Corporate Secretary

DATE: May 15, 2017